Supplement to the
Strategic Advisers® Emerging Markets Fund
April 29, 2016
Summary Prospectus

At a meeting held on March 7, 2017, the Board of Trustees approved the appointment of T. Rowe Price Associates, Inc. (T. Rowe Price) as a new sub-adviser and T. Rowe Price International Ltd. (TRPIL) as a sub-subadviser of the fund.

At a special meeting of Strategic Advisers® Emerging Markets Fund, shareholders approved new sub-advisory agreements with FIAM LLC and FIL Investment Advisors (FIA) on behalf of the fund. Shareholders also approved a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA UK) on behalf of the fund.

The following information replaces the similar information found under the heading "Investment Adviser" in the "Fund Summary" section.

Strategic Advisers, Inc. (Strategic Advisers) (the Adviser) is the fund's manager. Acadian Asset Management LLC (Acadian), FIAM LLC (FIAM), FIL Investment Advisors (FIA), M&G Investment Management Limited (M&G), Somerset Capital Management LLP (Somerset Capital), and T. Rowe Price Associates, Inc. (T. Rowe Price) have been retained to serve as sub-advisers for the fund. Other investment advisers have been retained to serve as sub-subadvisers for the fund. FIA has not currently been allocated a portion of the fund's assets to manage.

The following information supplements similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section.

Gonzalo Pangro (portfolio manager) has managed T. Rowe Price's portion of the fund's assets since 2017.

SAE-SUM-17-01 1.9879803.101	March 23, 2017